Short-Term Loans and Long-Term Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Short-Term Loans and Long-Term Debt
9.	Short-Term Loans and Long-Term Debt

Short-term loans consisting of bank borrowings at December 31, 2018 and 2017 were ¥35,887 million and ¥33,398 million, respectively. The weighted average interest rate on short-term borrowings outstanding at December 31, 2018 and 2017 were 0.43% and 0.52%, respectively.

Long-term debt consisted of the following:

	December 31
	2018	2017
	(Millions of yen)
Loan from the banks; bearing interest of 0.07% at December 31, 2018 and 0.06% at December 31, 2017 *1	360,000	490,000
Other debt *2	4,602	9,168

	364,602	499,168
Less current portion	(2,640)	(5,930)

	361,962	493,238

*1

Canon entered into the unsecured revolving credit facility contracts expiring in December 2021. Canon prepaid ¥130,000 million of the loan with cash flows generated during the year ended December 31, 2018. The outstanding loans under the credit facilities are ¥360,000 million at a floating interest of 0.07% and Canon has no unused credit facilities as of December 31, 2018.

*2	The other debt consisted of term-loans and capital lease obligations as of December 31, 2018 and 2017.

The aggregate annual maturities of long-term debt outstanding at December 31, 2018 were as follows:

(Millions of yen)
Year ending December 31:
2019	2,640
2020	638
2021	360,805
2022	427
2023	82
Thereafter	10

364,602

Both short-term and long-term bank loans are primarily made under general agreements which provide that security and guarantees for present and future indebtedness will be given upon request of the bank, and that the bank shall have the right to offset cash deposits against obligations that have become due or, in the event of default, against all obligations due to the bank.